UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 9, 2017

Uniti Group Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36708	46-5230630
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10802 Executive Center Drive

Benton Building Suite 300

Little Rock, AR 72211

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (501) 850-0820

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On May 9, 2017, Uniti Group Inc. (f/k/a Communications Sales & Leasing, Inc.) (the “Company”) completed its previously announced reorganization (the “up-REIT Reorganization”) to operate through a customary “up-REIT” structure. Under this structure, a new partnership (the “Operating Partnership”) now holds substantially all of the Company’s assets. This structure is intended to facilitate future acquisition opportunities by providing the Company with the ability to use common units of the Operating Partnership (the “OP Units”) as a tax-efficient acquisition currency for future acquisitions of assets or entities. Initially, each OP Unit will be exchangeable on a one-for-one basis for shares of the Company’s common stock or, at the Company’s election, cash of equivalent value.

To implement the up-REIT Reorganization, the Company contributed substantially all of its assets to the Operating Partnership. As a result, the Operating Partnership was required to become an obligor under the Company’s outstanding senior secured notes and senior notes (the “notes”) and the Company’s senior secured credit agreement, dated April 24, 2015 (the “Credit Agreement”), by and among the Company, CSL Capital, LLC, the guarantors party thereto, the lenders party thereto, and Bank of America, N.A., as administrative agent and collateral agent. Upon the Operating Partnership’s assumption of all of the obligations of the Company under the indentures governing the notes and the Credit Agreement, the Company was automatically released and discharged from such obligations. Because the Operating Partnership is not a corporation, a corporate co-issuer was also added for the notes, as necessary, in compliance with the indentures.

To effect the up-REIT Reorganization and to provide that the Company would guarantee the notes, the Company entered into supplemental indentures to the indentures governing the notes (the “Supplemental Indentures”) each dated May 9, 2017, among the Company, the Operating Partnership, the other co-issuers party thereto, the guarantors party thereto and Wells Fargo Bank, N.A. as trustee and collateral agent, as applicable. The Company is providing the guarantee to the notes (although it is not required) in order to permit the Company to satisfy reporting covenants under the indentures using Company financial reports. No consent of any of the holders of the notes was necessary to implement the up-REIT Reorganization and execute the Supplemental Indentures.

As required under the Credit Agreement, in connection with the up-REIT Reorganization, the Operating Partnership and the Company entered into the Borrower Assumption Agreement and Joinder on May 9, 2017 (the “Assumption Agreement”), among the Company, as initial borrower, Uniti Group LP and Uniti Group Finance Inc., as borrowers, the guarantors party thereto, the lenders party thereto, and Bank of America, N.A., as administrative agent and collateral agent. Purusant to the Assumption Agreement, the Operating Partnership assumed the obligations of the Company under the Credit Agreement and the Company guaranteed the obligations of the Operating Partnership under the Credit Agreement.

The foregoing descriptions of the Supplemental Indentures and the Assumption Agreement are qualified in their entirety by reference to the Supplemental Indentures and the Assumption Agreement, copies of which are filed as Exhibits 4.1 through 4.8 and 10.1 hereto, respectively, and are incorporated herein by reference.

The parties to the Assumption Agreement described above and certain of their respective affiliates have performed investment banking, commercial lending and advisory services for the Company from time to time for which they have received customary fees and expenses. These parties may, from time to time, engage in transactions with and perform services for the Company and its affiliates in the ordinary course of their business.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the implementation of the up-REIT Reorganization, on May 9, 2017, the Company filed with the State Department of Assessments and Taxation of the State of Maryland Articles of Amendment (the “Articles of Amendment”) to the Articles Supplementary (the “Articles Supplementary”) for the Company’s 3.00% Series A Convertible Preferred Stock (the “Convertible Preferred Stock”) to provide that a change of control (as defined in the Articles Supplementary) would not occur as a result of the transfer of substantially all of the Company’s assets to the Operating Partnership in the up-REIT Reorganization. As required under the Articles Supplementary, the Company obtained consent to file the Articles of Amendment from the holder of the Convertible Preferred Stock.

The foregoing description of the Articles of Amendment is qualified in its entirety by reference to  the Articles of Amendment, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Articles of Amendment to Articles Supplementary for 3.00% Series A Convertible Preferred Stock

4.1

Fifth Supplemental Indenture, dated as of May 9, 2017, to the indenture dated as of April 24, 2015, among Uniti Group LP, Uniti Group Finance Inc., CSL Capital, LLC, Uniti Group Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee, governing the 8.25% Senior Notes due 2023

4.2

Sixth Supplemental Indenture, dated as of May 9, 2017, to the indenture dated as of April 24, 2015, among Uniti Group LP, Uniti Group Finance Inc., CSL Capital, LLC, Uniti Group Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee, governing the 8.25% Senior Notes due 2023

4.3

Sixth Supplemental Indenture, dated as of May 9, 2017, to the indenture dated as of April 24, 2015, among Uniti Group LP, Uniti Group Finance Inc., CSL Capital, LLC, Uniti Group Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee and collateral agent, governing the 6.00% Senior Secured Notes due 2023

4.4

Seventh Supplemental Indenture, dated as of May 9, 2017, to the indenture dated as of April 24, 2015, among Uniti Group LP, Uniti Group Finance Inc., CSL Capital, LLC, Uniti Group Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee and collateral agent, governing the 6.00% Senior Secured Notes due 2023

4.5

Third Supplemental Indenture, dated as of May 9, 2017, to the indenture dated as of December 15, 2016, among Uniti Group LP, Uniti Fiber Holdings Inc., CSL Capital, LLC, Uniti Group Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee, governing the 7.125% Senior Notes due 2024

4.6

Fourth Supplemental Indenture, dated as of May 9, 2017, to the indenture dated as of December 15, 2016, among Uniti Group LP, Uniti Fiber Holdings Inc., CSL Capital, LLC, Uniti Group Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee, governing the 7.125% Senior Notes due 2024

4.7

First Supplemental Indenture, dated as of May 9, 2017, to the indenture dated as of May 8, 2017, among Uniti Group LP, Uniti Fiber Holdings Inc., CSL Capital, LLC, Uniti Group Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee, governing the 7.125% Senior Notes due 2024

4.8

Second Supplemental Indenture, dated as of May 9, 2017, to the indenture dated as of May 8, 2017, among Uniti Group LP, Uniti Fiber Holdings Inc., CSL Capital, LLC, Uniti Group Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee, governing the 7.125% Senior Notes due 2024

10.1

Borrower Assumption Agreement and Joinder, dated as of May 9, 2017 by and among Uniti Group Inc., as initial borrower, Uniti Group LP and Uniti Group Finance Inc., as borrowers, the guarantors party thereto, the lenders party thereto, and Bank of America, N.A., as administrative agent and collateral agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITI GROUP INC.

By:	/s/ Daniel L. Heard
Name:	Daniel L. Heard
Title:	Executive Vice President — General Counsel and Corporate Secretary

Date: May 9, 2017

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment to Articles Supplementary for 3.00% Series A Convertible Preferred Stock

4.1

Fifth Supplemental Indenture, dated as of May 9, 2017, to the indenture dated as of April 24, 2015, among Uniti Group LP, Uniti Group Finance Inc., CSL Capital, LLC, Uniti Group Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee, governing the 8.25% Senior Notes due 2023

4.2

Sixth Supplemental Indenture, dated as of May 9, 2017, to the indenture dated as of April 24, 2015, among Uniti Group LP, Uniti Group Finance Inc., CSL Capital, LLC, Uniti Group Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee, governing the 8.25% Senior Notes due 2023

4.3

Sixth Supplemental Indenture, dated as of May 9, 2017, to the indenture dated as of April 24, 2015, among Uniti Group LP, Uniti Group Finance Inc., CSL Capital, LLC, Uniti Group Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee and collateral agent, governing the 6.00% Senior Secured Notes due 2023

4.4

Seventh Supplemental Indenture, dated as of May 9, 2017, to the indenture dated as of April 24, 2015, among Uniti Group LP, Uniti Group Finance Inc., CSL Capital, LLC, Uniti Group Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee and collateral agent, governing the 6.00% Senior Secured Notes due 2023

4.5

Third Supplemental Indenture, dated as of May 9, 2017, to the indenture dated as of December 15, 2016, among Uniti Group LP, Uniti Fiber Holdings Inc., CSL Capital, LLC, Uniti Group Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee, governing the 7.125% Senior Notes due 2024

4.6

Fourth Supplemental Indenture, dated as of May 9, 2017, to the indenture dated as of December 15, 2016, among Uniti Group LP, Uniti Fiber Holdings Inc., CSL Capital, LLC, Uniti Group Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee, governing the 7.125% Senior Notes due 2024

4.7

First Supplemental Indenture, dated as of May 9, 2017, to the indenture dated as of May 8, 2017, among Uniti Group LP, Uniti Fiber Holdings Inc., CSL Capital, LLC, Uniti Group Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee, governing the 7.125% Senior Notes due 2024

4.8

Second Supplemental Indenture, dated as of May 9, 2017, to the indenture dated as of May 8, 2017, among Uniti Group LP, Uniti Fiber Holdings Inc., CSL Capital, LLC, Uniti Group Inc., the guarantors named therein and Wells Fargo Bank, National Association, as trustee, governing the 7.125% Senior Notes due 2024

10.1

Borrower Assumption Agreement and Joinder, dated as of May 9, 2017 by and among Uniti Group Inc., as initial borrower, Uniti Group LP and Uniti Group Finance Inc., as borrowers, the guarantors party thereto, the lenders party thereto, and Bank of America, N.A., as administrative agent and collateral agent.